Eaton Vance Management
Two International Place
Boston, MA 02110
(617) 482-8260
www.eatonvance.com

April 19, 2017

State Street Bank and Trust Company

1 Iron Street

Boston, Massachusetts, 02210

Attn: Corey Groves

Ladies and Gentlemen:

Reference is made to (a) the Amended and Restated Services Agreement by and between each entity or series thereof listed on Appendix A thereto and State Street Bank and Trust Company (“State Street”) dated as of September 1, 2010, as amended, (the “Services Agreement”), and (b) the Amended and Restated Master Custodian Agreement between each investment company listed on Appendix A thereto and State Street dated September 1, 2013 (the “Custodian Agreement”) (collectively, the “Agreements”). Pursuant to the Agreements, this letter (the “Letter”) is to provide written notice of the creation of a new entity, namely Eaton Vance Floating-Rate 2022 Target Term Trust (the “New Entity”).

In accordance with the additional funds provision of Section 1 of the Services Agreement and Section 16 of the Custodian Agreement, we request that you confirm that you will render the services described in the Agreements to the New Entity and that Appendix A is deemed to be amended to add the New Entity. In signing below, each of the undersigned hereby confirms, as of the date hereof, their respective representations and warranties set forth in Sections 19 and 24 of the Custodian Agreement and Section A.7 of Appendix B of the Custodian Agreement. The New Entity has been added to the Master Account List of Eaton Vance Registered Funds and Other Products, a copy of which is attached hereto.

Please indicate your acceptance of the foregoing by executing two copies of this Letter, returning one to the undersigned and retaining one copy for your records.

Very truly yours,

EATON VANCE FLOATING-RATE 2022 TARGET TERM TRUST

By:	/s/ Maureen A. Gemma
Name:	Maureen A. Gemma
Title:	Secretary

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Andrew Erickson
Name:	Andrew Erickson
Title:	Executive Vice President

2

MASTER ACCOUNT LIST OF EATON VANCE REGISTERED FUNDS AND OTHER PRODUCTS

The purpose of this List is to establish a listing of investment companies (and series thereof) registered with the Securities and Exchange Commission, and other products and accounts that are managed, sponsored or owned by Eaton Vance Corp. and its affiliates (“Eaton Vance-sponsored accounts”) to which State Street Bank and Trust Company provides custodial, administrative, transfer agency or other services. References in agreements between State Street and Eaton Vance-sponsored accounts to the categories of funds and accounts listed below shall be to this list, which shall be updated every month end. References to Advisers and Sub-Advisers are as follows:

EVMI	Eaton Vance Management (International) Limited
EVM	Eaton Vance Management or Boston Management and Research (with relevant department)
ACM	Atlanta Capital Management Company, LLC (in all cases serves as a sub-adviser to BMR or EVM)
Hexavest	Hexavest, Inc. (in all cases serves as a sub-adviser to BMR or EVM)
PPA	Parametric Portfolio Associates LLC (in all cases serves as a sub-adviser to BMR or EVM)
BMO	BMO Global Asset Management (Asia) Ltd.
OrbiMed	OrbiMed Advisors, LLC
RBA	Richard Bernstein Advisors LLC (in all cases serves as a sub-adviser to BMR or EVM)
EVTC	Eaton Vance Trust Company as Trustee
GSAMI	Goldman Sachs Asset Management (International)

EATON VANCE FUNDS REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUBSIDIARIES

EATON VANCE GROWTH TRUST(1)(2)	Adviser/Sub-Adviser	MCH #
Eaton Vance Atlanta Capital Focused Growth Fund	ACM	FJ5F

Eaton Vance Atlanta Capital Select Equity Fund	ACM	FP19

Eaton Vance Atlanta Capital SMID-Cap Fund	n/a	FP6G

Eaton Vance Focused Global Opportunities Fund	EVMI	FP1R

Eaton Vance Focused Growth Opportunities Fund	EVM Equity Group	FS8U

Eaton Vance Focused International Opportunities Fund	EVMI	FP1S

Eaton Vance Focused Value Opportunities Fund	EVM Equity Group	FS8V

Eaton Vance Greater China Growth Fund	BMO	FJ5B

Eaton Vance Hexavest Global Equity Fund	Hexavest	FP1W

Eaton Vance Hexavest International Equity Fund	Hexavest	FP1X

Eaton Vance International Small-Cap Fund	EVMI	FP1U

Eaton Vance Richard Bernstein All Asset Strategy Fund	RBA	FJ91

Eaton Vance Richard Bernstein Equity Strategy Fund	RBA	FR3M

Eaton Vance Worldwide Health Sciences Fund	n/a	FJ4G

EATON VANCE INVESTMENT TRUST(1)(2)	Adviser/Sub-Adviser	MCH #
Eaton Vance Floating-Rate Municipal Income Fund	EVM Fixed Income – Municipals Group	FJ1B

Eaton Vance National Limited Maturity Municipal Income Fund	EVM Fixed Income – Municipals Group	FJ1H

Eaton Vance New York Municipal Opportunities Fund (formerly Eaton Vance New York Limited Maturity Municipal Income Fund)	EVM Fixed Income – Municipals Group	FJ1E

Eaton Vance Short Duration Municipal Opportunities Fund (formerly Eaton Vance Massachusetts Limited Maturity Municipal Income Fund)	EVM Fixed Income – Municipals Group	FJ1F

EATON VANCE MUNICIPALS TRUST(1)(2)	Adviser/Sub-Adviser	MCH #
Eaton Vance Arizona Municipal Income Fund	EVM Fixed Income – Municipals Group	FJ2L

Eaton Vance California Municipal Opportunities Fund	EVM Fixed Income – Municipals Group	FJ2V

Eaton Vance Connecticut Municipal Income Fund	EVM Fixed Income – Municipals Group	FJ2P

Eaton Vance Georgia Municipal Income Fund	EVM Fixed Income – Municipals Group	FJ1S

Eaton Vance Maryland Municipal Income Fund	EVM Fixed Income – Municipals Group	FJ1P

Eaton Vance Massachusetts Municipal Income Fund	EVM Fixed Income – Municipals Group	FJ2Z

Updated as of 6/30/17	Page 1

EATON VANCE INVESTMENT TRUST(1)(2)	Adviser/Sub-Adviser	MCH #
Eaton Vance Minnesota Municipal Income Fund	EVM Fixed Income – Municipals Group	FJ2M

Eaton Vance Missouri Municipal Income Fund	EVM Fixed Income – Municipals Group	FJ1W

Eaton Vance Municipal Opportunities Fund	EVM Fixed Income – Municipals Group	FJ56

Eaton Vance National Municipal Income Fund	EVM Fixed Income – Municipals Group	FJ2W

Eaton Vance New Jersey Municipal Income Fund	EVM Fixed Income – Municipals Group	FJ2G

Eaton Vance New York Municipal Income Fund	EVM Fixed Income – Municipals Group	FJ2Y

Eaton Vance North Carolina Municipal Income Fund	EVM Fixed Income – Municipals Group	FJ1M

Eaton Vance Ohio Municipal Income Fund	EVM Fixed Income – Municipals Group	FJ3A

Eaton Vance Oregon Municipal Income Fund	EVM Fixed Income – Municipals Group	FJ1R

Eaton Vance Pennsylvania Municipal Income Fund	EVM Fixed Income – Municipals Group	FJ2H

Eaton Vance South Carolina Municipal Income Fund	EVM Fixed Income – Municipals Group	FJ2A

Eaton Vance Virginia Municipal Income Fund	EVM Fixed Income – Municipals Group	FJ1N

EATON VANCE MUNICIPALS TRUST II(1)(2)	Adviser/Sub-Adviser	MCH #
Eaton Vance High Yield Municipal Income Fund	EVM Fixed Income – Municipals Group	FJ2F

Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund	EVM Fixed Income – Tax-Advantaged Bond Strategies Group	FJ50

Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund	EVM Fixed Income – Tax-Advantaged Bond Strategies Group	FG8B

Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund	EVM Fixed Income – Tax-Advantaged Bond Strategies Group	FJ51

Eaton Vance TABS Intermediate-Term Municipal Bond Fund	EVM Fixed Income – Tax-Advantaged Bond Strategies Group	FJ52

Eaton Vance TABS Short-Term Municipal Bond Fund	EVM Fixed Income – Tax-Advantaged Bond Strategies Group	FJ3F

EATON VANCE MUTUAL FUNDS TRUST(1)(2)	Adviser/Sub-Adviser	MCH #
Eaton Vance AMT-Free Municipal Income Fund	EVM Fixed Income – Municipals Group	FJ1L

Eaton Vance Core Plus Bond Fund	EVM Fixed Income – Investment Grade Group	FR4A

Eaton Vance Diversified Currency Income Fund	EVM Fixed Income – Global/MBS Group	FP8B

Eaton Vance Emerging Markets Local Income Fund	EVM Fixed Income – Global/MBS Group	FR7B

Eaton Vance Floating-Rate Advantage Fund	n/a	FS3B

Eaton Vance Floating-Rate Fund	n/a	FS5B

Eaton Vance Floating-Rate & High Income Fund	n/a	FS4M

Eaton Vance Global Income Builder Fund (formerly Eaton Vance Global Dividend Income Fund)	EVM Equity Group – EVMI	FG7G

Eaton Vance Global Macro Absolute Return Fund	EVM Fixed Income – Global/MBS Group	FP5B

Eaton Vance Global Macro Absolute Return Advantage Fund	EVM Fixed Income – Global/MBS Group	FS8B

Eaton Vance Emerging and Frontier Countries Equity Fund (formerly Eaton Vance Global Macro Capital Opportunities Fund)	EVM Fixed Income – Global/MBS Group	FV9B

Eaton Vance Government Obligations Fund	n/a	FR2B

Eaton Vance High Income Opportunities Fund	n/a	FR8B

Eaton Vance Multi-Strategy Absolute Return Fund	EVM Fixed Income – Custom Based Solutions Group	FP9D

Eaton Vance Multi-Strategy All Market Fund	EVM Fixed Income – Custom Based Solutions Group	FJ9C

Eaton Vance Short Duration Government Income Fund	EVM Fixed Income – Global/MBS Group	FR3B

Eaton Vance Short Duration High Income Fund	EVM Fixed Income – High Yield Group	FR6B

Eaton Vance Short Duration Strategic Income Fund	EVM Fixed Income – Global/MBS Group	FP7A

Eaton Vance Stock Fund	n/a	FJ4A

Eaton Vance Tax-Managed Equity Asset Allocation Fund	EVM Equity Group	FU2R

Eaton Vance Tax-Managed Global Dividend Income Fund	EVM Equity Group - EVMI	FJ6C

Eaton Vance Tax-Managed Global Small-Cap Fund (formerly Eaton Vance Tax-Managed Small-Cap Value Fund)	n/a	FU3Y

Updated as of 6/30/17	Page 2

EATON VANCE MUTUAL FUNDS TRUST(1)(2)	Adviser/Sub-Adviser	MCH#
Eaton Vance Tax-Managed Growth Fund 1.1	n/a	FT2D

Eaton Vance Tax-Managed Growth Fund 1.2	n/a	FT2E

Eaton Vance Tax-Managed Multi-Cap Growth Fund	n/a	FJ8U

Eaton Vance Tax-Managed Small-Cap Fund	n/a	FU3B

Eaton Vance Tax-Managed Value Fund	n/a	FJ8H

Parametric Commodity Strategy Fund	PPA	FH8Y

Parametric Dividend Income Fund	PPA	FR1F

Parametric Emerging Markets Core Fund	PPA	FR1E

Parametric Emerging Markets Fund	PPA	FA2O

Parametric International Equity Fund	PPA	FJ54

Parametric Tax-Managed International Equity Fund	n/a	FU2B

Parametric Volatility Risk Premium – Defensive Fund	PPA	FR1S

EATON VANCE SERIES FUND, INC.(1)(2)	Adviser/Sub-Adviser	MCH #
Eaton Vance Emerging Markets Debt Opportunities Fund	EVM Fixed Income – Global/MBS Group	FR1R

EATON VANCE SERIES TRUST(1)(2)	Adviser/Sub-Adviser	MCH #
Eaton Vance Tax – Managed Growth Fund 1.0	n/a	FT2B

EATON VANCE SERIES TRUST II(1)(2)	Adviser/Sub-Adviser	MCH #
Eaton Vance Income Fund of Boston	n/a	FR9B

Parametric Tax-Managed Emerging Markets Fund	PPA	FA2N

EATON VANCE SPECIAL INVESTMENT TRUST(1)(2)	Adviser/Sub-Adviser	MCH #
Eaton Vance 1-to-10 Year Laddered Corporate Bond Fund	EVM	FJ57

Eaton Vance Balanced Fund	n/a	FP4Z

Eaton Vance Commodity Strategy Fund	EVM Global Fixed Income Group	FS7Y

Eaton Vance Core Bond Fund	n/a	FP2B

Eaton Vance Dividend Builder Fund	n/a	FJ7B

Eaton Vance Global Small-Cap Fund (formerly Eaton Vance Small-Cap Value Fund)	EVM Equity Group - EVMI	FJ3W

Eaton Vance Greater India Fund	Goldman Sachs Asset Management (International)	FJ5P

Eaton Vance Growth Fund	n/a	FP4B

Eaton Vance Hedged Stock Fund	EVM Equity Group	FJ4K

Eaton Vance Large-Cap Value Fund	n/a	FJ7H

Eaton Vance Multi-sector Income Fund (formerly Eaton Vance Bond Fund)	EVM Fixed Income – Investment Grade Group	FQ9B

Eaton Vance Real Estate Fund	EVM Equity Group	FJ3V

Eaton Vance Short Duration Real Return Fund	EVM Fixed Income – Investment Grade Group	FJ55

Eaton Vance Small-Cap Fund	EVM Equity Group	FP5G

Eaton Vance Special Equities Fund	EVM Equity Group	FJ5U

EATON VANCE NEXTSHARES TRUST	Adviser/Sub-Adviser	MCH #
Eaton Vance Global Income Builder NextShares	EVM Equity Group – EVMI	FG7J

Eaton Vance Stock NextShares	EVM Equity Group	FP40

Updated as of 6/30/17	Page 3

EATON VANCE NEXTSHARES TRUST II	Adviser/Sub-Adviser	MCH #
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	EVM Fixed-Income – Tax Advantaged Bond Strategies Group	FG8E

CLOSED END FUNDS(1)(2)	Adviser/Sub-Adviser	MCH #
Eaton Vance California Municipal Bond Fund	EVM Fixed Income – Municipals Group	FH1N

Eaton Vance California Municipal Bond Fund II	EVM Fixed Income – Municipals Group	FH1W

Eaton Vance California Municipal Income Trust	EVM Fixed Income – Municipals Group	FH1B

Eaton Vance Enhanced Equity Income Fund	EVM Equity Group	FH9K

Eaton Vance Enhanced Equity Income Fund II	EVM Equity Group	FH9C

Eaton Vance Floating-Rate Income Plus Fund	EVM Fixed Income – Investment Grade Group and Bank Loan Group	FJ5C

Eaton Vance Floating-Rate Income Trust	EVM Fixed Income – Bank Loan Group	FH4A

Eaton Vance Floating-Rate 2022 Target Term Trust (not offered)	EVM Fixed Income – Bank Loan Group	FJ2K

Eaton Vance High Income 2021 Target Term Trust	EVM Fixed Income – High Yield Group	FH1A

Eaton Vance High Income 2022 Target Term Trust (not offered)	EVM Fixed Income – High Yield Group	FJ2K

Eaton Vance Limited Duration Income Fund	EVM Fixed Income – Bank Loan Group (bank loans) EVM Fixed Income – Global/MBS Group (MBS) EVM Fixed Income – High Yield Group (high yield bonds)	FH8C

Eaton Vance Massachusetts Municipal Bond Fund	EVM Fixed Income – Municipals Group	FH1S

Eaton Vance Massachusetts Municipal Income Trust	EVM Fixed Income – Municipals Group	FH1E

Eaton Vance Michigan Municipal Bond Fund	EVM Fixed Income – Municipals Group	FH1Y

Eaton Vance Michigan Municipal Income Trust	EVM Fixed Income – Municipals Group	FH1F

Eaton Vance Municipal Bond Fund	EVM Fixed Income – Municipals Group	FH1R

Eaton Vance Municipal Bond Fund II	EVM Fixed Income – Municipals Group	FH1U

Eaton Vance Municipal Income 2028 Term Trust	EVM Fixed Income – Municipals Group	FH1Q

Eaton Vance Municipal Income Trust	EVM Fixed Income – Municipals Group	FH1G

Eaton Vance National Municipal Opportunities Trust	EVM Fixed Income – Municipals Group	FH2F

Eaton Vance New Jersey Municipal Bond Fund	EVM Fixed Income – Municipals Group	FH1Z

Eaton Vance New Jersey Municipal Income Trust	EVM Fixed Income – Municipals Group	FH1H

Eaton Vance New York Municipal Bond Fund	EVM Fixed Income – Municipals Group	FH1P

Eaton Vance New York Municipal Bond Fund II	EVM Fixed Income – Municipals Group	FH1V

Eaton Vance New York Municipal Income Trust	EVM Fixed Income – Municipals Group	FH1J

Eaton Vance Ohio Municipal Bond Fund	EVM Fixed Income – Municipals Group	FH2A

Eaton Vance Ohio Municipal Income Trust	EVM Fixed Income – Municipals Group	FH1L

Eaton Vance Pennsylvania Municipal Bond Fund	EVM Fixed Income – Municipals Group	FH2B

Eaton Vance Pennsylvania Municipal Income Trust	EVM Fixed Income – Municipals Group	FH1M

Eaton Vance Risk-Managed Diversified Equity Income Fund	EVM Equity Group	FH1K

Eaton Vance Senior Floating-Rate Trust	EVM Fixed Income – Bank Loan Group	FH5A

Eaton Vance Senior Income Trust	EVM Fixed Income – Bank Loan Group	FH4B

Eaton Vance Short Duration Diversified Income Fund	EVM Fixed Income – Bank Loan Group (bank loans) EVM Fixed Income – Global/MBS Group (foreign investments) EVM Fixed Income – High Yield Group (high yield bonds)	FH7K

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund	EVM Fixed Income – Tax-Advantaged Bond Strategies Group & PPA	FH8K

Eaton Vance Tax-Advantaged Dividend Income Fund	EVM Equity Group	FH5C

Eaton Vance Tax-Advantaged Global Dividend Income Fund	EVMI - EVM Equity Group	FH6C

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	EVMI - EVM Equity Group	FH5K

Eaton Vance Tax-Managed Buy-Write Income Fund	EVM Equity Group & PPA	FH3C

Eaton Vance Tax-Managed Buy-Write Opportunities Fund	EVM Equity Group & PPA	FH2K

Eaton Vance Tax-Managed Diversified Equity Income Fund	EVM Equity Group	FH6K

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund	EVM Equity Group & PPA	FH3K

Eaton Vance Tax-Managed Global Diversified Equity Income Fund	EVMI - EVM Equity Group	FH7C

Updated as of 6/30/17	Page 4

PORTFOLIOS(1)(2)	Adviser/Sub-Adviser	MCH #
5-to-15 Year Laddered Municipal Bond Portfolio	EVM Fixed Income – Tax Advantaged Bond Strategies Group	FG8A

Boston Income Portfolio	EVM Fixed Income – High Yield Group	FR9A

Core Bond Portfolio	EVM Fixed Income – Investment Grade Group	FP2A

Dividend Builder Portfolio	EVM Equity Group	FJ7A

Eaton Vance Floating Rate Portfolio	EVM Fixed Income – Bank Loan Group	FS5A

Emerging Markets Local Income Portfolio	EVM Fixed Income – Global/MBS Group	FR7A

Global Income Builder Portfolio (formerly Global Dividend Income Portfolio)	EVMI-EVM Equity Group	FG7C

Global Macro Absolute Return Advantage Portfolio	EVM Fixed Income – Global/MBS Group	FS8A

Global Macro Capital Opportunities Portfolio	EVM Fixed Income – Global/MBS Group	FV9A

Global Macro Portfolio	EVM Fixed Income – Global/MBS Group	FP5A

Global Opportunities Portfolio	EVM Fixed Income – Global/MBS Group	FV2C

Government Obligations Portfolio	EVM Fixed Income – Global/MBS Group	FR2A

Greater India Portfolio	EVMI	FJ5N

Growth Portfolio	EVM Equity Group	FP4A

High Income Opportunities Portfolio	EVM Fixed Income – High Yield Group	FR8A

International Income Portfolio	EVM Fixed Income – Global/MBS Group	FP8A

Large-Cap Value Portfolio	EVM Equity Group	FJ7G

MSAR Completion Portfolio	EVM Fixed Income – Custom Based Solutions Group & PPA	FP9C

Multi-sector Income Portfolio (formerly Bond Portfolio)	EVM Fixed Income – Investment Grade Group	FQ9A

Senior Debt Portfolio	EVM Fixed Income – Bank Loan Group	FS3A

Short Duration High Income Portfolio	EVM Fixed Income – High Yield Group	FR6A

Short-Term U.S. Government Portfolio	EVM Fixed Income – Global/MBS Group	FR3A

SMID-Cap Portfolio	ACM	FP6F

Stock Portfolio	EVM Equity Group	FP4V

Tax-Managed Global Small-Cap Portfolio (formerly Tax-Managed Small-Cap Value Portfolio)	EVMI - EVM Equity Group	FU3Z

Tax-Managed Growth Portfolio	EVM Equity Group	FT9A

Tax-Managed International Equity Portfolio	PPA	FU2A

Tax-Managed Multi-Cap Growth Portfolio	EVM Equity Group	FJ8S

Tax-Managed Small-Cap Portfolio	EVM Equity Group	FU3A

Tax-Managed Value Portfolio	EVM Equity Group	FJ8G

Worldwide Health Sciences Portfolio	EVM Equity Group - EVMI	FJ4F

CAYMAN SUBSIDIARIES OF SEC REGISTERED FUNDS(2)	Adviser/Sub-Adviser	MCH #
Eaton Vance AM Commodity Subsidiary, Ltd. (subsidiary of Eaton Vance Multi-Strategy All Market Fund)	EVM Fixed Income – Custom Based Solutions Group	FU4M
Eaton Vance CSF Commodity Subsidiary, Ltd. (subsidiary of Eaton Vance Commodity Strategy Fund)	AW	FS7Z
Eaton Vance GMAP Commodity Subsidiary, Ltd. (subsidiary of Global Macro Absolute Return Advantage Portfolio)	EVM Fixed Income – Global/MBS Group	FU4L
Eaton Vance GMP Commodity Subsidiary, Ltd. (subsidiary of Global Macro Portfolio)	EVM Fixed Income – Global/MBS Group	FU4E
Eaton Vance GOP Commodity Subsidiary, Ltd. (subsidiary of Global Opportunities Portfolio)	EVM Fixed Income – Global/MBS Group	FU4J
Eaton Vance MSAR Commodity Subsidiary, Ltd. (subsidiary of MSAR Completion Portfolio)	EVM Fixed Income – Custom Based Solutions Group & PPA	FP9B
PSC Commodity Subsidiary, Ltd. (subsidiary of Parametric Commodity Strategy Fund)	PPA	FH8Z

Updated as of 6/30/17	Page 5

EATON VANCE UNREGISTERED FUNDS

COLLECTIVE INVESTMENT TRUSTS	Adviser/Sub-Adviser	MCH #
Eaton Vance Trust Company Collective Investment Trust for Eaton Vance Employee Benefit Plans Moderate Fund	Eaton Vance Trust Company	FW6D

Eaton Vance Trust Company Collective Investment Trust for Employee Benefit Plans IV Eaton Vance Trust Company Emerging Markets Debt Fund	Eaton Vance Trust Company	FW6H

OFFSHORE FUNDS(2)	Adviser/Sub-Adviser	MCH #
Eaton Vance (Australia) Hexavest All-Country Global Equity Fund	EVM/Hexavest	EVID

Eaton Vance Institutional Funds PLC	Bank Loans	Not an MCH Fund but rather the legal entity to which other EVIF Funds rollup

Eaton Vance International (Cayman Islands) Emerging Markets Local Income Fund	EVM Fixed Income – Global/MBS Group and Cayman Fund Administration Group	FR7Q

Eaton Vance International (Cayman Islands) Funds Ltd. (formerly Eaton Vance Medallion Funds Ltd.)	Cayman Fund Administration Group	Not an MCH Fund but rather the legal entity to which other CI Funds rollup

Eaton Vance International (Cayman Islands) Floating-Rate Income Fund (formerly Eaton Vance Medallion Floating-Rate Income Fund)	Cayman Fund Administration Group	FP1B

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio (formerly Eaton Vance Floating-Rate Income Portfolio)	EVM Fixed Income – Bank Loan Group and Cayman Fund Administration Group	FP1D

Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund (formerly Eaton Vance Medallion Strategic Income Fund)	EVM Fixed Income – Global/MBS Group and Cayman Fund Administration Group	FP6A

Eaton Vance (Ireland) Floating-Rate Income Fund (a sub-fund of Eaton Vance Institutional Funds plc)	Bank Loans	EVVB

PRIVATE VEHICLES	Adviser/Sub-Adviser	MCH #
Eaton Vance Cash Collateral Fund, LLC(1)(2) (liquidated in December 2015)	EVM Fixed Income – Diversified Fixed Income Group	FS2A

Eaton Vance Cash Reserves Fund LLC(1)(2)	EVM Fixed Income – Diversified Fixed Income Group	FA6A

Eaton Vance Institutional Senior Loan Fund	EVM Fixed Income – Bank Loan Group and Cayman Fund Administration Group	FJ3L

Eaton Vance Institutional Senior Loan Series Trusts	EVM Fixed Income – Bank Loan Group and Cayman Fund Administration Group	FJ3L FJ3D FJ3G FJ3R FJ3S FS8W FJ3Q FS8Q

Eaton Vance Tax-Managed Multi-Cap Portfolio LLC	EVM Equity Group	FT6A

Updated as of 6/30/17	Page 6

EXCHANGE FUNDS	Adviser/Sub-Adviser	MCH #
Clearfork Capital Fund LLC	EVM Equity Group, Exchange Fund Operations Group and EVM Real Estate Investment Group	FT6B

Clearfork Investment Corporation	EVM Real Estate Investment Group and Exchange Fund Operations Group	n/a

Bel Colonnade LLC

Bel Deerwood II LLC

Bel Elmhurst LLC

Bel Estates II LLC

Bel Greenbriar LLC

Bell Koenig Flats LLC

Bel Lewis Ridge LLC

Bel Valley Ranch Holdings LLC

Bel Thornton II LLC

Bel Ridge Holdings LLC

Bel Springs LLC

Clearfork Realty Corporation

	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT7B

Clearwood Capital Fund LLC	EVM Equity Group, Exchange Fund Operations Group and EVM Real Estate Investment Group	FT6D

Bel Estates III LLC Bel Lauderhill Holdings LLC Bel Tulsa Holdings LLC Clearwood Realty Corporation	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT7D

Bel Austin I LLC	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT4X

Bel Austin II LLC	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT4V

Bel Biscayne LLC	EVM Real Estate Investment Group and Exchange Fund Operations Group	Not an MCH Fund - wholly owned property

Bel Biscayne Management LLC	EVM Real Estate Investment Group and Exchange Fund Operations Group	Not an MCH Fund - wholly owned property

Bel Communities Property Trust LLC

Bel Camelback Holdings LLC

Bel Indian School Holdings LLC

Bel Minneapolis Holdings LLC

Bel Percy Warner Holdings LLC

Bel Pineville Holdings LLC

Bel Portland Holdings LLC

Bel Renton Holdings LLC

	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT7M

Bel Endymion LLC	EVM Real Estate Investment Group and Exchange Fund Operations Group	Not an MCH Fund - wholly owned property

Bel Gardena LLC	EVM Real Estate Investment Group and Exchange Fund Operations Group	Not an MCH Fund - wholly owned property

Updated as of 6/30/17	Page 7

EXCHANGE FUNDS (continued)	Adviser/Sub-Adviser	MCH #
Bel Guadalupe I LLC	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT6N

Bel Guadalupe II LLC	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT6P

Bel Marquette I LLC	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT5D

Bel Marquette II LLC	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT5E

Bel Marquette III LLC	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT5F

Bel Multifamily Property Trust LLC Bel Jacksonville Holdings Limited Partnership Bel Jacksonville GP LLC Bel Snohomish Holdings LLC	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT7G

Belair Capital Fund LLC	EVM Equity Group, Exchange Fund Operations Group and EVM Real Estate Investment Group	FT3D

Belair Real Estate Corporation LLC Elkhorn GP LLC	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT4D

Belbrook Capital Fund LLC	EVM Equity Group, Exchange Fund Operations Group and EVM Real Estate Investment Group	FT3N

Bel Avanti LLC Bel Franklin LLC Bel Thornberry LLC Belbrook Realty Corporation Quantico Buildings LLC Quantico Real Estate LLC Westfields 4805 Stonecroft LLC	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT4N

Belcrest Capital Fund LLC	EVM Equity Group, Exchange Fund Operations Group and EVM Real Estate Investment Group	FT3E

Belcrest Realty Corporation II LLC Bel Broadstone LLC Bel Midtown LLC Lafayette Real Estate LLC Lafayette Buildings LLC Mark Center Buildings LLC Mark Center 1801/1901 LLC Mark Center 2001 LLC	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT4E

Beldore Capital Fund LLC	EVM Equity Group, Exchange Fund Operations Group and EVM Real Estate Investment Group	FT3P

Beldore Investment Corporation	EVM Real Estate Investment Group and Exchange Fund Operations Group	n/a

Updated as of 6/30/17	Page 8

EXCHANGE FUNDS (continued)	Adviser/Sub-Adviser	MCH #

Beldore Realty Corporation

Bel Cascadia Holdings LLC

Bel Clairmont LLC

Bel Deerwood I LLC

Bel Lawrence Holdings LLC

Bel Taylor Flats LLC

Bel Thornton I LLC

Bel Escalante LLC

Bel Estates I LLC

Bel Vinings LLC

Bel Copper LLC

Bel Prairie Creek LLC

Bel Enso LLC

Bel Enso Parcel B LLC

Bel Stonebriar LLC

Bel Elan LLC

Bel Waikiki LLC

Bel Pebble View LLC

Bel Vantage Point LLC

Bel Whitehall LLC

Bel Loft Row LLC

Bel Northlake LLC

Bel Vinoy LLC

	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT4P

Belmar Capital Fund LLC	EVM Equity Group, Exchange Fund Operations Group and EVM Real Estate Investment Group	FT3F

Belmar Investment Corporation	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT4Z

Bel Calibre Holdings LLC Bel Gale Lofts LLC Belmar Realty Corporation	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT4F

Belport Capital Fund LLC	EVM Equity Group, Exchange Fund Operations Group and EVM Real Estate Investment Group	FT3G

Belport Realty Corporation Bel Oaks LLC	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT4G

Belrose Capital Fund LLC	EVM Equity Group, Exchange Fund Operations Group and EVM Real Estate Investment Group	FT3H

Belrose Realty Corporation	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT4H

Belrose Property Holdings LLC Bel Dallas Park Cities Holdings LLC Bel Dunwoody Holdings LLC Bel Hendersonville LLC Bel Shoreline LLC	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT7H

Belshire Capital Fund LLC	EVM Equity Group, Exchange Fund Operations Group and EVM Real Estate Investment Group	FT3J

Belshire Realty Corporation	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT4J

Belterra Capital Fund LLC	EVM Equity Group, Exchange Fund Operations Group and EVM Real Estate Investment Group	FT3L

Belterra Property Holdings LLC Bel Howell Mill Holdings LLC Bel Pembroke Holdings LLC	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT7L

Updated as of 6/30/17	Page 9

EXCHANGE FUNDS (continued)	Adviser/Sub-Adviser	MCH #
Belterra Realty Corporation	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT4L

Belvedere Capital Fund Company LLC	EVM Equity Group, Exchange Fund Operations Group and EVM Real Estate Investment Group	FT3A

Belvedere Equity Fund LLC	EVM Equity Group, Exchange Fund Operations Group and EVM Real Estate Investment Group	FT3B

Belwater Capital Fund LLC	EVM Equity Group, Exchange Fund Operations Group and EVM Real Estate Investment Group	FT3M

Belwater Realty Corporation Bel Communities LLC	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT4M

Bel Albert Holdings LLC Bel Decatur Holdings LLC Bel Harbor Holdings LLC Bel Westchase Holdings LLC Casco Property Trust LLC	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT7J

Bel Emanuel Holdings LLC Monadnock Property Trust LLC	EVM Real Estate Investment Group and Exchange Fund Operations Group	FT8G

Eaton Vance Real Estate Management	EVM Real Estate Investment Group and Exchange Fund Operations Group	Do not recognize this fund

EATON VANCE CORPORATE AND SEPARATE ACCOUNTS

	Adviser/Sub-Adviser (as applicable)	MCH #
Eaton Vance CSG Aggressive Growth Strategy	EVM	n/a

Eaton Vance CSG Diversified Growth Strategy	EVM	n/a

Eaton Vance CSG Diversified Income Strategy	EVM	n/a

Eaton Vance CSG Wealth Preservation Strategy	EVM	n/a

Eaton Vance Corporate Stock Buyback Account	Authorized EVC Officers	n/a

Eaton Vance Distributors – CP	Authorized EVD Officers	n/a

Eaton Vance Distributors – EVD	Authorized EVD Officers	n/a

Eaton Vance Error Account	Authorized EVM Officers	n/a

Eaton Vance Global Risk-Balanced Aggressive ETF Strategy	EVM and Richard Bernstein Management	n/a

Eaton Vance Global Risk-Balanced Conservative ETF Strategy	EVM and Richard Bernstein Management	n/a

Eaton Vance Global Risk-Balanced Moderate ETF Strategy	EVM and Richard Bernstein Management	n/a

Eaton Vance High Quality Opportunistic Account	EVM and Atlanta Capital Management Company	n/a

Eaton Vance Large Cap Focused Growth Account	EVM Equity Group	n/a

Eaton Vance Large Cap Focused Value Account	EVM Equity Group	n/a

Eaton Vance Management – EVM	Authorized EVM Officers	n/a

(1)	Party to the Amended and Restated Master Custodian Agreement dated September 1, 2013 between Eaton Vance Funds and State Street Bank and Trust Company.
(2)	Party to the Amended and Restated Services Agreement dated September 1, 2010 between the entities named therein and State Street Bank and Trust Company.

Updated as of 6/30/17	Page 10

Execution copy

AMENDMENT TO

AMENDED AND RESTATED SERVICES AGREEMENT

This Amendment to the Amended and Restated Services Agreement (the “Amendment”) is made as of September 1, 2013, by and between each entity or series thereof (each referred to herein as the “Fund’) listed on Appendix A hereto and State Street Bank and Trust Company, a Massachusetts trust company (the “Bank”).

WHEREAS, Fund and the Bank entered into an Amended and Restated Services Agreement dated as of September 1, 2010 (as amended, supplemented, restated or otherwise modified, the “Agreement”); and

WHEREAS, Fund and the Bank desire to amend a provision of the Agreement, as more particularly set forth below.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

1.	Amendment to Agreement. (a) Section 7(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(a) The term of this Agreement shall continue through August 31, 2016, provided that either party hereto may terminate this Agreement prior to its expiration in the event the other party violates any material provision of this Agreement, provided that the violating party does not cure such violation within sixty (60) days of receipt of written notice from the non-violating party of such violation and provided further that if it is determined by the non-breaching party that such violation may not be reasonably cured, then such party may terminate this Agreement upon notice in writing to the breaching party that the non-breaching party does not believe that such violation may be cured; and”

(b) Appendix A to the Agreement is hereby deleted in its entirety and replaced by Appendix A to this Amendment.

2.	Miscellaneous.

(a)	Except as expressly amended by this Amendment, all provisions of the Agreement shall remain in full force and effect. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Agreement.

(b)	This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized representative(s) as of the date first written above.

EACH FUND LISTED ON APPENDIX A TO THIS AMENDMENT

By:
Name:	James Kirchner
Title:	Treasurer

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Michael F. Rogers
Title:	Executive Vice President

Appendix A

EATON VANCE GROWTH TRUST

Eaton Vance Asian Small Companies Fund
Eaton Vance Atlanta Capital Focused Growth Fund*
Eaton Vance Atlanta Capital Select Equity Fund
Eaton Vance Atlanta Capital SMID-Cap Fund
Eaton Vance Focused Growth Opportunities Fund
Eaton Vance Focused Value Opportunities Fund
Eaton Vance Global Natural Resources Fund
Eaton Vance Greater China Growth Fund*
Eaton Vance Hexavest Emerging Markets Equity Fund
Eaton Vance Hexavest Global Equity Fund
Eaton Vance Hexavest International Equity Fund
Eaton Vance Hexavest U.S. Equity Fund
Eaton Vance Multi-Cap Growth Fund*
Eaton Vance Richard Bernstein All Asset Strategy Fund
Eaton Vance Richard Bernstein Equity Strategy Fund
Eaton Vance Worldwide Health Sciences Fund
Parametric Balanced Risk Fund

EATON VANCE INVESTMENT TRUST

Eaton Vance Floating-Rate Municipal Income Fund
Eaton Vance Massachusetts Limited Maturity Municipal Income Fund
Eaton Vance National Limited Maturity Municipal Income Fund
Eaton Vance New York Limited Maturity Municipal Income Fund
Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund

EATON VANCE MUNICIPALS TRUST

Eaton Vance Alabama Municipal Income Fund
Eaton Vance Arizona Municipal Income Fund
Eaton Vance Arkansas Municipal Income Fund
Eaton Vance California Municipal Income Fund
Eaton Vance Connecticut Municipal Income Fund
Eaton Vance Georgia Municipal Income Fund
Eaton Vance Kentucky Municipal Income Fund
Eaton Vance Maryland Municipal Income Fund
Eaton Vance Massachusetts Municipal Income Fund
Eaton Vance Minnesota Municipal Income Fund
Eaton Vance Missouri Municipal Income Fund
Eaton Vance Municipal Opportunities Fund
Eaton Vance National Municipal Income Fund
Eaton Vance New Jersey Municipal Income Fund
Eaton Vance New York Municipal Income Fund
Eaton Vance North Carolina Municipal Income Fund
Eaton Vance Ohio Municipal Income Fund
Eaton Vance Oregon Municipal Income Fund
Eaton Vance Pennsylvania Municipal Income Fund
Eaton Vance South Carolina Municipal Income Fund
Eaton Vance Tennessee Municipal Income Fund
Eaton Vance Virginia Municipal Income Fund

EATON VANCE MUNICIPALS TRUST II

Eaton Vance High Yield Municipal Income Fund
Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund
Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund
Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund

EATON VANCE MUTUAL FUNDS TRUST

Eaton Vance AMT-Free Municipal Income Fund
Eaton Vance Atlanta Capital Horizon Growth Fund
Eaton Vance Build America Bond Fund
Eaton Vance Currency Income Advantage Fund
Eaton Vance Diversified Currency Income Fund
Eaton Vance Emerging Markets Local Income Fund
Eaton Vance Floating-Rate Fund
Eaton Vance Floating-Rate Advantage Fund
Eaton Vance Floating-Rate & High Income Fund
Eaton Vance Global Dividend Income Fund
Eaton Vance Global Macro Absolute Return Fund
Eaton Vance Global Macro Absolute Return Advantage Fund
Eaton Vance Government Obligations Fund
Eaton Vance High Income Opportunities Fund
Eaton Vance Large-Cap Core Research Fund
Eaton Vance Low Duration Government Income Fund
Eaton Vance Multi-Strategy Absolute Return Fund
Eaton Vance Multi-Strategy All Market Fund
Eaton Vance Strategic Income Fund
Eaton Vance Tax-Managed Equity Asset Allocation Fund
Eaton Vance Tax-Managed Global Dividend Income Fund
Eaton Vance Tax-Managed Growth Fund 1.1
Eaton Vance Tax-Managed Growth Fund 1.2
Eaton Vance Tax-Managed Multi-Cap Growth Fund
Eaton Vance Tax-Managed Small-Cap Fund
Eaton Vance Tax-Managed Small-Cap Value Fund
Eaton Vance Tax-Managed Value Fund
Eaton Vance U.S. Government Money Market Fund
Parametric Commodity Strategy Fund
Parametric Currency Fund
Parametric Emerging Markets Fund
Parametric Emerging Markets Core Fund (to be effective 9-20-13)
Parametric Global Small-Cap Fund
Parametric International Equity Fund
Parametric Market Neutral Fund
Parametric Tax-Managed International Equity Fund

EATON VANCE SERIES FUND, INC.

Eaton Vance Institutional Emerging Markets Local Debt Fund

EATON VANCE SERIES TRUST

Eaton Vance Tax-Managed Growth Fund 1.0

EATON VANCE SERIES TRUST II

Eaton Vance Income Fund of Boston
Parametric Tax-Managed Emerging Markets Fund

EATON VANCE SPECIAL INVESTMENT TRUST

Eaton Vance Balanced Fund
Eaton Vance Bond Fund
Eaton Vance Commodity Strategy Fund
Eaton Vance Dividend Builder Fund
Eaton Vance Greater India Fund
Eaton Vance Investment Grade Income Fund

Eaton Vance Large-Cap Growth Fund
Eaton Vance Large-Cap Value Fund
Eaton Vance Real Estate Fund
Eaton Vance Risk-Managed Equity Option Fund
Eaton Vance Short Term Real Return Fund
Eaton Vance Small-Cap Fund
Eaton Vance Small-Cap Value Fund
Eaton Vance Special Equities Fund
Parametric Absolute Return Fund

EATON VANCE VARIABLE TRUST

Eaton Vance VT Floating-Rate Income Fund
Eaton Vance VT Large-Cap Value Fund

CLOSED END FUNDS

Eaton Vance California Municipal Bond Fund
Eaton Vance California Municipal Bond Fund II
Eaton Vance California Municipal Income Trust
Eaton Vance Diversified Emerging Markets Local Income Fund, Inc. (filed with the SEC but not effective)
Eaton Vance Enhanced Equity Income Fund
Eaton Vance Enhanced Equity Income Fund II
Eaton Vance Floating-Rate Income Plus Fund
Eaton Vance Floating-Rate Income Trust
Eaton Vance Limited Duration Income Fund
Eaton Vance Massachusetts Municipal Bond Fund
Eaton Vance Massachusetts Municipal Income Trust
Eaton Vance Michigan Municipal Bond Fund
Eaton Vance Michigan Municipal Income Trust
Eaton Vance Multi-Sector Income Trust (filed with SEC but not effective)
Eaton Vance Municipal Bond Fund
Eaton Vance Municipal Bond Fund II
Eaton Vance Municipal Income Term Trust
Eaton Vance Municipal Income Trust
Eaton Vance National Municipal Opportunities Trust
Eaton Vance New Jersey Municipal Bond Fund
Eaton Vance New Jersey Municipal Income Trust
Eaton Vance New York Municipal Bond Fund
Eaton Vance New York Municipal Bond Fund II
Eaton Vance New York Municipal Income Trust
Eaton Vance Ohio Municipal Bond Fund
Eaton Vance Ohio Municipal Income Trust
Eaton Vance Pennsylvania Municipal Bond Fund
Eaton Vance Pennsylvania Municipal Income Trust
Eaton Vance Preferred Dividend Income Trust (filed with the SEC but not effective)
Eaton Vance Risk-Managed Diversified Equity Income Fund
Eaton Vance Risk-Managed Equity Income Opportunities Fund (not currently offered)
Eaton Vance Senior Floating-Rate Trust
Eaton Vance Senior Income Trust
Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Tax-Advantaged Bond and Option Strategies Fund
Eaton Vance Tax-Advantaged Dividend Income Fund
Eaton Vance Tax-Advantaged Global Dividend Income Fund
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Eaton Vance Tax-Managed Buy-Write Income Fund

Eaton Vance Tax-Managed Buy-Write Opportunities Fund
Eaton Vance Tax-Managed Diversified Equity Income Fund
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Eaton Vance Tax-Managed Global Diversified Equity Income Fund
eUNITsTM 2 Year International Equity Market Participation Trust: Upside to Cap / Buffered Downside (not currently offered)
eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside
eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside
eUnitsTM 2 Year U.S. Market Participation Trust III: Upside to Cap / Buffered Downside (not currently offered)
eUnitsTM 2 Year U.S. Market Participation Trust IV: Upside to Cap / Buffered Downside (not currently offered, either waiting SEC review or filing with the SEC)
eUnitsTM 2 Year U.S. Market Participation Trust V: Upside to Cap / Buffered Downside (not currently offered, either waiting SEC review or filing with the SEC)
eUnitsTM 2 Year U.S. Market Participation Trust VI: Upside to Cap / Buffered Downside (not currently offered, either waiting SEC review or filing with the SEC)

PORTFOLIOS

Asian Small Companies Portfolio
Bond Portfolio
Boston Income Portfolio
CMBS Portfolio
Currency Income Advantage Portfolio
Dividend Builder Portfolio
Emerging Markets Local Income Portfolio
Floating Rate Portfolio
Focused Growth Portfolio (termination date of 7/20/2012, pending deregistration with the SEC)
Global Dividend Income Portfolio
Global Macro Absolute Return Advantage Portfolio
Global Macro Portfolio
Global Opportunities Portfolio
Government Obligations Portfolio
Greater China Growth Portfolio (termination date of 7/31/2012, pending deregistration with the SEC)
Greater India Portfolio
High Income Opportunities Portfolio
Inflation-Linked Securities Portfolio
International Equity Portfolio (pending deregistration with the SEC)
International Income Portfolio
Investment Grade Income Portfolio
Large-Cap Core Research Portfolio
Large-Cap Growth Portfolio
Large-Cap Value Portfolio
MSAM Completion Portfolio
MSAR Completion Portfolio
Multi-Cap Growth Portfolio (termination date of 7/24/2012, pending deregistration with SEC)
Parametric Market Neutral Portfolio
Senior Debt Portfolio
Short Duration High Income Portfolio
Short-Term U.S. Government Portfolio
SMID-Cap Portfolio
Tax-Managed Growth Portfolio

Tax-Managed International Equity Portfolio
Tax-Managed Multi-Cap Growth Portfolio
Tax-Managed Small-Cap Portfolio
Tax-Managed Small-Cap Value Portfolio
Tax-Managed Value Portfolio
Worldwide Health Sciences Portfolio

PRIVATE FUNDS

Eaton Vance Cash Collateral Fund, LLC
Eaton Vance Cash Reserves Fund LLC

OFFSHORE FUNDS

Eaton Vance International (Cayman Islands) Funds Ltd.
Eaton Vance International (Cayman Islands) Floating-Rate Income Fund
Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio
Eaton Vance International (Cayman Islands) Strategic Income Fund

AMENDED AND RESTATED SERVICES AGREEMENT

Amended and Restated Services Agreement (the “Agreement”) made as of September 1, 2010 by and between each entity or series thereof listed on Appendix A hereto (each referred to herein as the “Fund”), and State Street Bank and Trust Company, a Massachusetts trust company (the “Bank”).

WHEREAS, the Fund and Investors Bank & Trust Company (“IBT”) entered into a Services Agreement for administration services dated August 31, 2005, as amended (the “Services Agreement”);

WHEREAS, IBT merged with and into the Bank effective July 2, 2007, with the result that the Bank now serves as administrator under the Services Agreement;

WHEREAS, the Fund has requested that the Bank amend and restate the Services Agreement and the Bank has agreed to do so, notwithstanding that this Agreement is not identical to the form of administration services agreement customarily entered into by the Bank as administrator, in order that the administration services to be provided to the Fund by the Bank, as successor by merger to IBT, may continue to be provided to the Fund in a predictable manner; and

WHEREAS, the Fund which is a registered investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), desires to retain the Bank to render certain administrative services to the Fund, and the Bank is willing to render such services described herein pursuant to this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein set forth, it is agreed between the parties hereto as follows:

1.	Appointment

The Fund hereby appoints the Bank to render certain services described herein on the terms set forth in this Agreement. The Bank accepts such appointment and agrees to render the services in accordance with the terms herein. In the event that one or more additional Funds are established that wish to retain the Bank to act as administrator hereunder, such Fund shall notify the Bank in writing. Upon written acceptance by the Bank, such Fund(s) shall become subject to the provisions of this Agreement to the same extent as the existing Funds, except to the extent that such provisions (including those relating to compensation and expenses payable) may be modified with respect to such Fund in writing by the applicable Fund and the Bank at the time of the addition of such Fund.

2.	Delivery of Documents

The Fund will make available to the Bank upon request copies of each of the following:

(a) Its organizational documents and all amendments thereto (the “Charter”);

(b) Its by-laws and all amendments thereto (the “By-Laws”);

(c) Its most recent Registration Statement on Form N-1A or N-2A (the “Registration Statement”) under the Securities Act of 1933 and under the Investment Company Act of 1940, as amended (the “1940 Act”) and all amendments thereto or other registration document, if applicable;

(d) Its most recent prospectus and statement of additional information (the “Prospectus”); and

(e) Such other certificates, documents or opinions as may mutually be deemed necessary or appropriate for the Bank in the proper performance of its duties hereunder.

3.	Duties of the Bank

Subject to the supervision and direction of the Fund, the Bank will perform the services described in Appendix B. The Bank may, from time to time, perform additional duties and functions, which shall be set forth in an amendment to this Agreement.

In performing all services under this Agreement, the Bank shall act in conformity with the Charter and By-Laws and applicable law, as the same may be amended from time to time. Instructions will be provided to the Bank by the Fund’s Treasurer or Assistant Treasurer or by designated employees of the Fund’s investment adviser or administrator, Eaton Vance Management (“Eaton Vance”) (such instructions, “Proper Instructions”). For funds domiciled outside the United States, the Bank acknowledges that instructions may also be provided by an offshore shareholder servicing agent. Notwithstanding any item discussed herein, the Bank has no discretion over the Fund’s assets or choice of investments and cannot be held liable for any problem relating to such investments.

4.	Duties of the Fund

The Fund agrees to make its legal counsel available to the Bank for instruction with respect to any matter of law arising in connection with the Bank’s duties hereunder at the expense of the Fund, and the Fund further agrees that the Bank shall be entitled to rely on such instruction without further investigation on the part of the Bank.

5.	Fees and Expenses

(a) For the services rendered by the Bank hereunder, the Fund will pay to the Bank such fees at such rate as shall be agreed upon in writing by the parties from time to time. The Fund will also pay or reimburse the Bank from time to time for any necessary and proper disbursements, expenses and charges made or incurred by the Bank in the performance of this Agreement (including any duties listed on any Appendix or Schedule hereto, if any) including any indemnities for any loss, liabilities or expense to the Bank as provided herein. The Bank also will be entitled to reimbursement by the Fund for all reasonable expenses incurred in connection with termination of this Agreement and any conversion or transfer work performed as agreed in writing by the parties in connection therewith;

(b) Fees and expenses will be calculated and paid monthly;

(c) The Bank shall not be required to pay any expenses incurred by the Fund; and

(d) In the case of the following transactions, not in the ordinary course of business, namely, the merger of the Fund into, or the consolidation of the Fund with, any other investment company or series thereof, the sale the Fund of all, or substantially all, of its assets to another investment company or series thereof, or the liquidation or dissolution of the Fund and distribution of its assets, upon the payment of the fees, disbursements and expenses of the Bank through the then remaining term of this Agreement, the Bank will complete all actions reasonably necessary to implement such merger, consolidation or sale upon receipt of Proper Instructions. Upon completion of such actions and the payment of all such fees, disbursements and expenses of the Bank, this Agreement will terminate with respect to the Fund and the Bank shall be released from any and all obligations hereunder, provided, however, the provisions of Sections 5, 6, 7, 9, 10 and 12 of this Agreement shall continue in force indefinitely.

6.	Limitation of Liability

(a) The Bank, its directors, officers, employees and agents shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of its obligations and duties under this Agreement, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of such obligations and duties, or by reason of its reckless disregard thereof by the Bank or its employees. The Fund will indemnify the Bank, its directors, officers, employees and agents against and hold it and them harmless from any and all losses, claims, damages, liabilities or expenses (including legal fees and expenses) resulting from any claim, demand, action or suit (i) arising out of the actions or omissions of the Fund, including but not limited to, inaccurate Daily Sales Reports and misidentification of Exempt Transactions; (ii) arising out of the offer or sale of any securities of the Fund in violation of (x) any requirement under the federal securities laws or regulations, (y) any requirement under the securities laws or regulations of any state, or (z) any stop order or other determination or ruling by any federal or state agency with respect to the offer or sale of such securities; or (iii) not resulting from the willful misfeasance, bad faith or negligence of the Bank in the performance of such obligations and duties or by reason of its reckless disregard thereof;

(b) The Bank will indemnify the Fund, its trustees or directors, officers, employees and agents against and hold it and them harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable legal fees and expenses) where such loss, claim, demand, action or suit brought against the Fund arises as a direct result, and to the extent, of the Bank’s failure to exercise the standard of care in Section 6(a) above, and not from the willful misfeasance, bad faith or negligence of the Fund;

(c) Conduct of Claims

(i) In the event of any claim of indemnification, the indemnified party shall give reasonably prompt written notice thereof to the indemnifying party after it receives notice of a claim or liability being asserted, but the failure to do so shall not relieve the indemnifying party from any liability except to the extent that it is materially prejudiced by the failure or delay in giving such notice. Such notice shall summarize the bases for the claim for indemnification and any claim or liability being asserted. Within fifteen (15) days after receiving any such notice, the indemnifying party shall give written notice to the indemnified party stating whether it disputes the claim for indemnification and whether it will defend against any claim or liability at its own cost and expense. If the indemnifying party fails to give notice that it disputes an indemnification claim within fifteen (15) days after the receipt of notice thereof, it shall be deemed to have accepted and agreed to indemnify the claim.

(ii) The indemnifying party shall be entitled to direct the defense against a claim or liability with counsel selected by it (subject to the consent of the indemnified party, which consent shall not be unreasonably withheld) as long as the indemnifying party is conducting a good faith and diligent defense. The indemnified party shall at all times have the right to fully participate in the defense of a claim or liability at its own expense directly or through counsel; provided, however, that if the named parties to the action or proceeding include both the indemnifying party and the indemnified party, and the indemnified party is advised that representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct, the indemnified party may engage separate counsel at the expense of the indemnifying party. If no such notice of intent to dispute and defend a claim or liability is given by the indemnifying party, or if such good faith and diligent defense is not being or ceases to be conducted by the indemnifying party, the indemnified party shall have the right, at the expense of the indemnifying party, to undertake the defense of such claim or liability (with counsel selected by the indemnified party), and to compromise or settle it, exercising reasonable business judgment. If the claim or liability is one that by its nature cannot be defended solely by the indemnifying party, then the indemnified party shall make available such information and assistance as the indemnifying party may reasonably request and shall cooperate with the indemnifying party in such defense, at the expense of the indemnifying party. The indemnifying party shall have the right to settle any claim or liability without the consent of the indemnified party, provided that the settlement (i) fully releases the indemnified party from any liability and provides no admission of wrongdoing; (ii) does not subject the indemnified party to additional obligation, whether financial or otherwise (other than the payment of damages indemnified hereunder); and (iii) the indemnified party receives five days advance notice of the settlement. In the event that any such settlement does not meet the requirements of (i) and (ii), then the indemnified party must consent to such settlement in writing, which consent shall not be unreasonably withheld, conditioned or delayed.

(d) The Bank may apply to the Fund at any time for instructions and may consult counsel for the Fund, or its own counsel, and with Fund accountants and other Fund experts with respect to any matter arising in connection with its duties hereunder, and the Bank shall not be liable or accountable for any action taken or omitted by it in good faith in accordance with such instruction, or with the opinion of such counsel, accountants, or other experts. The Bank shall not be liable for any act or omission taken or not taken in reliance upon any Proper Instruction which it reasonably believes to be genuine and to be signed or presented by the proper person or persons. The Bank shall not be held to have notice of any change of authority of any officers, employees, or agents of the Fund until receipt of written notice thereof has been received by the Bank from the Fund;

(e) In the event the Bank is unable to perform, or is delayed in performing its obligations under the terms of this Agreement because of acts of God, strikes, legal constraint, government actions, war, emergency conditions, interruption of electrical power or other utilities, equipment or transmission failure or damage reasonably beyond its control or other causes reasonably beyond its control, the Bank shall not be liable to the Fund for any damages resulting from such failure to perform, delay in performance, or otherwise from such causes;

(f) Notwithstanding anything to the contrary in this Agreement, in no event shall the Bank be liable for special, incidental or consequential damages, even if advised of the possibility of such damages;

(g) The Bank expressly acknowledges the provisions in certain of the Fund’s declarations of trust limiting the personal liability of the trustees, officers, agents and shareholders of the Fund; and the Bank agrees that it shall have recourse only to the assets of the relevant Fund for the payment of claims or obligations as between the Bank and the Fund arising out of this Agreement and the Bank shall not seek satisfaction of any such claim or obligation from the trustees, officers, agents or shareholders of the Fund; and

(h) This Agreement shall constitute a separate agreement between the Fund and the Bank. None of the rights or obligations of the Fund shall inure to the benefit of or be binding upon, as the case may be, any other Fund, and the rights and obligations of the Fund shall be construed in each case as if the Fund and the Bank had entered into this Agreement in a separate written instrument.

7.	Termination of Agreement

(a) The term of this Agreement shall continue through August 31, 2013, provided that either party hereto may terminate this Agreement prior to its expiration in the event the other party violates any material provision of this Agreement, provided that the violating party does not cure such violation within sixty (60) days of receipt of written notice from the non-violating party of such violation and provided further that if it is determined by the non-breaching party that such violation may not be reasonably cured, then such party may terminate this Agreement upon notice in writing to the breaching party that the non-breaching party does not believe that such violation may be cured; and

(b) At any time after the termination of this Agreement, the Fund may, upon written request, have reasonable access to the records of the Bank relating to its performance of its duties hereunder.

8.	Miscellaneous

(a) Any notice or other instrument authorized or required by this Agreement to be given in writing to the Fund or the Bank shall be sufficiently given if addressed to that party and received by it at its office set forth below or at such other place as it may from time to time designate in writing.

To the Fund:

Eaton Vance Management

Two International Place

Boston, MA 02110

Attn: Fund Treasurer

To the Bank:

State Street Bank and Trust Company

P.O. Box 5049

Boston, MA 02206-5049

Attn: Fund Administration Legal Department

Fax: 617-662-3805

(b) This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable without the written consent of the other party;

(c) This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to its conflict of laws provisions;

(d) This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and which collectively shall be deemed to constitute only one instrument;

(e) The captions of this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect;

(f) The Bank shall act as an independent contractor hereunder, and shall not hold itself out as an agent of the Fund; and

(g) This Agreement may only be amended by a document executed by all effected parties.

9.	Confidentiality

Both parties hereto agree that any non-public information obtained hereunder concerning the other party is confidential and may not be disclosed without the consent of the other party, except as may be required by applicable law or at the request of a governmental agency or self-regulatory organization. The parties further agree that a breach of this provision would irreparably damage the other party and accordingly agree that each of them is entitled, in addition to all other remedies at law or in equity, to an injunction or injunctions without bond or other security to prevent breaches of this provision. In addition, the parties further agree that any Non-Public Personal Information, as defined under section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under Gramm-Leach-Bliley Act (the “Act”), disclosed by a party hereunder is for the specific purpose of permitting the other party to perform the services set forth in this Agreement. Each party agrees that, with respect to such information, it will comply with Regulation S-P and the Act and that it will not disclose any Non-Public Personal Information received in connection with this Agreement, to any other party, except as necessary to carry out the services set forth in this Agreement or as otherwise permitted by Regulation S-P or the Act.

10.	Data Security

The Bank will implement and maintain a written information security program, in compliance with the laws of The Commonwealth of Massachusetts and any other applicable laws and regulations, that contains appropriate security measures to safeguard the personal information of the Fund’s shareholders, employees, trustees and/or officers that the Bank receives, stores, maintains, processes or otherwise accesses in connection with the provision of services hereunder. For these purposes, “personal information” shall mean (i) an individual’s name (first initial and last name or first name and last name), address or telephone number plus (a) social security number, (b) drivers license number, (c) state identification card number, (d) debit or credit card number, (e) financial account number; or (f) personal identification number or password that would permit access to a person’s account or (ii) any combination of the foregoing that would allow a person to log onto or access an individual’s account. Notwithstanding the foregoing “personal information” shall not include information that is lawfully obtained from publicly available information, or from federal, state or local government records lawfully made available to the general public.

If the Bank discovers that unauthorized disclosure of Fund information in the possession of the Bank has occurred which requires notification to the Fund and the affected individuals under applicable law, then the Bank will, as soon as practicable, (i) notify the Fund and the affected individuals of such unauthorized disclosure to the extent required by applicable law, (ii) investigate and address the unauthorized disclosure, and (iii) advise the Fund as to the steps being taken that are reasonably designed to prevent future similar unauthorized disclosures. The Bank agrees that this provision shall cover any of its affiliates that obtains access to personal information related to the Fund under this Agreement, and that the Bank will be liable to the Fund for the compliance of such persons with this provision. This provision will survive termination or expiration of the Agreement for so long as the Bank continues to possess or have access to personal information related to the Fund.

11.	Use of Name

The Fund shall not use the name of the Bank or any of its affiliates in any prospectus, sales literature or other material relating to the Fund in a manner not approved by the Bank prior thereto in writing; provided however, that the approval of the Bank shall not be required for any use of its name which merely refers in accurate and factual terms to its appointment hereunder or which is required by the Securities and Exchange Commission or any state securities authority or any other appropriate regulatory, governmental or judicial authority; provided further, that in no event shall such approval be unreasonably withheld or delayed.

12.	Merger of Agreement

This Agreement constitutes the entire agreement of the parties hereto and supersedes any prior agreement with respect to any of the subject matter hereof whether oral or written.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed and delivered by their duly authorized officers as of the date first above written.

EACH FUND LISTED ON APPENDIX A

By:	/s/ Barbara E. Campbell
Name:	Barbara E. Campbell
Title:	Treasurer

STATE STREET BANK and TRUST COMPANY

By:	/s/ Michael F. Rogers
Name:	Michael F. Rogers
Title:	Executive Vice President

APPENDIX A

STATE STREET SERVICES AGREEMENT

The purpose of this List is to establish a listing of investment companies (and series thereof) registered with the Securities and Exchange Commission, and other products and accounts that are managed, sponsored or owned by Eaton Vance Corp. and its affiliates (“Eaton Vance-sponsored accounts”) to which State Street Bank and Trust Company provides services under the Services Agreement. References in agreements between State Street and Eaton Vance-sponsored accounts to the categories of funds and accounts listed below shall be to this list, which shall be updated every month end.

EATON VANCE FUNDS REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SUBSIDIARIES

EATON VANCE GROWTH TRUST

Eaton Vance Asian Small Companies Fund
Eaton Vance-Atlanta Capital Focused Growth Fund
Eaton Vance-Atlanta Capital SMID-Cap Fund
Eaton Vance Global Growth Fund
Eaton Vance Greater China Growth Fund
Eaton Vance Multi-Cap Growth Fund
Eaton Vance Worldwide Health Sciences Fund

EATON VANCE INVESTMENT TRUST

Eaton Vance AMT-Free Limited Maturity Municipal Income Fund
Eaton Vance California Limited Maturity Municipal Income Fund
Eaton Vance Massachusetts Limited Maturity Municipal Income Fund
Eaton Vance National Limited Maturity Municipal Income Fund
Eaton Vance New Jersey Limited Maturity Municipal Income Fund
Eaton Vance New York Limited Maturity Municipal Income Fund
Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund

EATON VANCE MUNICIPALS TRUST

Eaton Vance Alabama Municipal Income Fund
Eaton Vance Arizona Municipal Income Fund
Eaton Vance Arkansas Municipal Income Fund
Eaton Vance California Municipal Income Fund
Eaton Vance Colorado Municipal Income Fund
Eaton Vance Connecticut Municipal Income Fund
Eaton Vance Georgia Municipal Income Fund
Eaton Vance Kentucky Municipal Income Fund
Eaton Vance Louisiana Municipal Income Fund
Eaton Vance Maryland Municipal Income Fund
Eaton Vance Massachusetts Municipal Income Fund
Eaton Vance Michigan Municipal Income Fund
Eaton Vance Minnesota Municipal Income Fund
Eaton Vance Missouri Municipal Income Fund
Eaton Vance National Municipal Income Fund
Eaton Vance New Jersey Municipal Income Fund
Eaton Vance New York Municipal Income Fund
Eaton Vance North Carolina Municipal Income Fund
Eaton Vance Ohio Municipal Income Fund
Eaton Vance Oregon Municipal Income Fund
Eaton Vance Pennsylvania Municipal Income Fund
Eaton Vance Rhode Island Municipal Income Fund
Eaton Vance South Caroline Municipal Income Fund
Eaton Vance Tennessee Municipal Income Fund
Eaton Vance Virginia Municipal Income Fund

EATON VANCE MANAGED INCOME TERM TRUST (registration pending/not currently offered)

2019 Municipals
2029 Municipals
2019 Investment Grade Corporates
2019 Investment Grade Non-Financial Corporates

EATON VANCE MUNICIPALS TRUST II

Eaton Vance High Yield Municipal Income Fund
Eaton Vance Insured Municipal Income Fund
Eaton Vance Kansas Municipal Income Fund
Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund
Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund
Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund
Eaton Vance Tax-Advantaged Treasury Linked Strategies Fund (not currently offered)

EATON VANCE MUTUAL FUNDS TRUST

Eaton Vance AMT-Free Municipal Income Fund
Eaton Vance Build America Bond Fund
Eaton Vance Emerging Markets Local Income Fund
Eaton Vance Floating-Rate Fund
Eaton Vance Floating-Rate & High Income Fund
Eaton Vance Floating-Rate Advantage Fund
Eaton Vance Global Dividend Income Fund
Eaton Vance Global Macro Absolute Return Fund
Eaton Vance Global Macro Absolute Return Advantage Fund
Eaton Vance Government Obligations Fund
Eaton Vance High Income Opportunities Fund
Eaton Vance International Equity Fund
Eaton Vance International Income Fund
Eaton Vance Large-Cap Core Research Fund
Eaton Vance Low Duration Fund
Eaton Vance Multi-Strategy Absolute Return Fund
Eaton Vance Strategic Income Fund
Eaton Vance Structured Emerging Markets Fund
Eaton Vance Structured International Equity Fund
Eaton Vance Tax Free Reserves
Eaton Vance Tax-Managed Global Dividend Income Fund
Eaton Vance Tax-Managed Equity Asset Allocation Fund
Eaton Vance Tax-Managed Growth Fund 1.1
Eaton Vance Tax-Managed Growth Fund 1.2
Eaton Vance Tax-Managed International Equity Fund
Eaton Vance Tax-Managed Mid-Cap Core Fund
Eaton Vance Tax-Managed Multi-Cap Growth Fund
Eaton Vance Tax-Managed Small-Cap Fund
Eaton Vance Tax-Managed Small-Cap Value Fund
Eaton Vance Tax-Managed Value Fund
Eaton Vance U.S. Government Money Market Fund

EATON VANCE SERIES TRUST

Eaton Vance Tax-Managed Growth Fund 1.0

EATON VANCE SERIES TRUST II

Eaton Vance Income Fund of Boston
Eaton Vance Tax-Managed Emerging Markets Fund

EATON VANCE SPECIAL INVESTMENT TRUST

Eaton Vance Balanced Fund
Eaton Vance Commodity Strategy Fund

ii

Eaton Vance Dividend Builder Fund
Eaton Vance Emerging Markets Fund
Eaton Vance Enhanced Equity Option Income Fund
Eaton Vance Equity Asset Allocation Fund
Eaton Vance Greater India Fund
Eaton Vance Investment Grade Income Fund
Eaton Vance Large-Cap Growth Fund
Eaton Vance Large-Cap Value Fund
Eaton Vance Option Absolute Return Fund (to be effective with the SEC 9-20-2010)

EATON VANCE SPECIAL INVESTMENT TRUST (continued)

Eaton Vance Real Estate Fund
Eaton Vance Risk-Managed Equity Option Income Fund
Eaton Vance Short Term Real Return Fund
Eaton Vance Small-Cap Fund
Eaton Vance Small-Cap Value Fund
Eaton Vance Special Equities Fund
Eaton Vance Tax-Advantaged Bond Strategies Real Return Fund (not currently offered)

EATON VANCE VARIABLE TRUST

Eaton Vance VT Floating-Rate Income Fund
Eaton Vance VT Large-Cap Value Fund
Eaton Vance VT Worldwide Health Sciences Fund

CLOSED END FUNDS

Eaton Vance California Municipal Bond Fund
Eaton Vance California Municipal Bond Fund II
Eaton Vance California Municipal Income Trust
Eaton Vance Enhanced Equity Income Fund
Eaton Vance Enhanced Equity Income Fund II
Eaton Vance Floating-Rate Income Trust
Eaton Vance Limited Duration Income Fund
Eaton Vance Massachusetts Municipal Bond Fund
Eaton Vance Massachusetts Municipal Income Trust
Eaton Vance Michigan Municipal Bond Fund
Eaton Vance Michigan Municipal Income Trust
Eaton Vance Municipal Bond Fund
Eaton Vance Municipal Bond Fund II
Eaton Vance Municipal Income Trust
Eaton Vance National Municipal Opportunities Trust
Eaton Vance New Jersey Municipal Bond Fund
Eaton Vance New Jersey Municipal Income Trust
Eaton Vance New York Municipal Bond Fund
Eaton Vance New York Municipal Bond Fund II
Eaton Vance New York Municipal Income Trust
Eaton Vance Ohio Municipal Bond Fund
Eaton Vance Ohio Municipal Income Trust
Eaton Vance Pennsylvania Municipal Bond Fund
Eaton Vance Pennsylvania Municipal Income Trust
Eaton Vance Risk-Managed Diversified Equity Income Fund
Eaton Vance Risk-Managed Equity Income Opportunities Fund (not currently offered)
Eaton Vance Senior Floating-Rate Trust
Eaton Vance Senior Income Trust
Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Tax-Advantaged Bond and Option Strategies Fund
Eaton Vance Tax-Advantaged Dividend Income Fund
Eaton Vance Tax-Advantaged Global Dividend Income Fund
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Eaton Vance Tax-Managed Buy-Write Income Fund

iii

Eaton Vance Tax-Managed Buy-Write Opportunities Fund
Eaton Vance Tax-Managed Diversified Equity Income Fund
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Eaton Vance Tax-Managed Global Diversified Equity Income Fund

PORTFOLIO

Asian Small Companies Portfolio
Boston Income Portfolio
Build America Bond Portfolio
Dividend Builder Portfolio
Emerging Markets Local Income Portfolio
Emerging Markets Portfolio
Floating Rate Portfolio
Focused Growth Portfolio
Global Dividend Income Portfolio (formerly known as Dividend Income Portfolio)
Global Growth Portfolio
Global Macro Portfolio
Global Opportunities Portfolio
Global Macro Absolute Return Advantage Portfolio
Government Obligations Portfolio
Greater China Growth Portfolio
Greater India Portfolio
High Income Opportunities Portfolio
Inflation-Linked Securities Portfolio
International Equity Portfolio
International Income Portfolio
Investment Grade Income Portfolio
Investment Portfolio
Large-Cap Core Research Portfolio
Large-Cap Growth Portfolio
Large-Cap Value Portfolio
Multi-Cap Growth Portfolio
Multi-Sector Portfolio
Multi-Sector Option Strategy Portfolio
Senior Debt Portfolio
Small-Cap Portfolio
SMID-Cap Portfolio
Special Equities Portfolio
Tax-Managed Growth Portfolio
Tax-Managed International Equity Portfolio
Tax-Managed Mid-Cap Core Portfolio
Tax-Managed Multi-Cap Growth Portfolio
Tax-Managed Small-Cap Portfolio
Tax-Managed Small-Cap Value Portfolio
Tax-Managed Value Portfolio
Worldwide Health Sciences Portfolio

CAYMAN SUBSIDIARIES OF SEC REGISTERED FUNDS

Eaton Vance CSF Commodity Subsidiary, Ltd. (subsidiary of Eaton Vance Commodity Strategy Fund)
Eaton Vance DIF Commodity Subsidiary, Ltd. (subsidiary of Eaton Vance Multi-Strategy Absolute Return fund, formerly known as Eaton Vance Diversified Income Fund)
Eaton Vance EMLIP Commodity Subsidiary, Ltd. (subsidiary of Emerging Markets Local Income Portfolio)
Eaton Vance EVG Commodity Subsidiary, Ltd. (subsidiary of Eaton Vance Short Duration Diversified Income Fund)
Eaton Vance GMAP Commodity Subsidiary, Ltd. (subsidiary of Global Macro Absolute Return Advantage Portfolio)
Eaton Vance GMP Commodity Subsidiary, Ltd. (subsidiary of Global Macro Portfolio)
Eaton Vance GOP Commodity Subsidiary, Ltd. (subsidiary of Global Opportunities Portfolio)
Eaton Vance IIP Commodity Subsidiary, Ltd. (subsidiary of International Income Portfolio)
Eaton Vance MSP Commodity Subsidiary, Ltd. (subsidiary of Multi-Sector Portfolio)
Eaton Vance SIF Commodity Subsidiary, Ltd. (subsidiary of Eaton Vance Strategic Income Fund)

iv

EATON VANCE UNREGISTERED FUNDS

PRIVATE VEHICLES

Eaton Vance Cash Collateral Fund, LLC
Eaton Vance Cash Reserves Fund, LLC

OFFSHORE FUNDS

Eaton Vance International (Cayman Islands) Funds Ltd. (formerly Eaton Vance Medallion Funds Ltd.)
Eaton Vance International (Cayman Islands) Floating-Rate Income Fund (formerly Eaton Vance Medallion Floating-Rate Income Fund)
Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio (formerly Eaton Vance Floating-Rate Income Portfolio)
Eaton Vance International (Cayman Islands) Strategic Income Fund (formerly Eaton Vance Medallion Strategic Income Fund)

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Appendix B

State Street Bank and Trust

Summary of Services

Eaton Vance – 1940 Act Funds

Function	Service
Administration – Financial Reporting Services

General – Financial Reporting:

Establish financial statement production calendar.	Prepare financial statement production calendar and coordinate management review of same

Coordinate production calendars with appropriate parties (internal State Street parties and Eaton Vance Financial Reporting.)	Coordinate production calendar with State Street Fund Accounting and Tax and Eaton Vance. Distribute calendars to appropriate parties for comment.

Financial Statements and Notes:

Continuously monitor reporting process against the calendar and address potential timing issues with auditors and Eaton Vance.	Monitor status of financial statement production. Address any timing issues with Eaton Vance.

Review and approve shareholder report format and layout for new funds and provide changes to existing formats and layouts.	Modify report layout and design as directed. Use reasonable commercial efforts to effect any changes requested within thirty days prior to financial reporting period end.

Ensure financial statements are presented in accordance with generally accepted accounting principles (GAAP) and SEC Rules and Regulations (S-X). Financial Statements include statement of assets and liabilities, statements of operations, statement of changes, cash flows, supplementary data and selected per share data and ratios.	Prepare financial statements in accordance with GAAP and SEC Rules and Regulations for investment companies. Coordinate any required tax and expense adjustments.

Function	Service
Review financial statement and footnote disclosures for content and completeness; update for any new FASB, SOP, etc.	Process all changes and comments to the financial statement templates and footnote library. Review prior period financial statements and notes. Discuss any required reporting changes with Eaton Vance.

Produce up to four drafts of financial statements for each semi-annual and annual reporting cycle. Distribute financial statement drafts.	Generate financial statements available to Eaton Vance via laser printing or electronic mail. Distribute financial statement drafts to appropriate parties.

Process comments/edits to the shareholder report.	Make edits to the financial statement and notes based on comments from relevant parties. Assist in the resolution of audit and reporting issues.

Prepare MD&A, President’s Letter, graphics, charts, cover art work, etc.	N/A. To be coordinated by Eaton Vance.

Book final adjustments/closing entries.	Provide Fund Accounting with adjustments. Review posting and closing entries.

Coordinate printing of shareholder reports:

Coordinate distribution of the clearance draft and facilitate any questions on the SALT (blueline) draft of the shareholder report coordinated by Eaton Vance. Eaton Vance approves shareholder reports printing.	Transmit shareholder report files to the printer, Bowne, for creation of postscript draft. Process all changes and comments to the financial statements with the printer through the clearance draft.

Coordinate mailing of shareholder reports.	N/A. To be coordinated by Eaton Vance.

Convert financial statements into appropriate filing format and file with the SEC via Edgar on form N-CSR.	Coordinate Edgar conversion with printer and filing with the SEC via Edgar, including wrappers and certifications provided by Eaton Vance. Review printer provided Edgar documents to verify inclusion of financial statements for applicable series/class filings. Request Bowne to file Form N-CSR with the SEC, upon authorization from Eaton Vance. Provide acknowledgement to Eaton Vance of filing Form N-CSR with the SEC.

Function	Service
Portfolio of Investments:

Establish and maintain a security master database with financial statement security descriptions, industry classifications, etc.	Security information will be provided by external data service vendors. Update and edit security library.

Identify/edit portfolio footnote disclosures (non-income producing, fair valued securities, when issued securities, geographic concentration, defaulted securities, segregation assets, off B/S securities, etc.)	Identify non-income producing securities. Provide financial data for footnote disclosures in footnotes and request necessary information provided by Eaton Vance. Identify collateral securing futures contracts at period end.

Financial Accounting Standard 157 (Codification ASC Topic 820) reporting services.	In coordination with State Street Fund Accounting, classify the portfolio assets of each Fund and provide the following reports to Eaton Vance: Holdings Report; Roll Forward Report; Tracking Report and Exception Report.

Prepare Quarterly N-Q Filing with SEC; produce draft on 1st and 3rd quarters for filing with SEC.	Generate Portfolio of Investment draft. Process draft comments. Request the printer to attach wrappers and certifications to Portfolio and verify inclusion. Request printer to file with SEC upon authorization from Eaton Vance.

Administration-Tax Services:

ROCSOP (Return Of Capital Statement Of Position) Calculations/Financial Statement Tax Disclosures.	Prepare ROCSOP and Financial Statement Tax Disclosures – provide audit firm with the ROCSOP and Disclosures for review, apply any audit comments and provide final numbers to the State Street Financial Reporting manager.

Mixed Straddle Accounts (MSA) for select funds noted on Appendix A.	Prepare a daily MSA calculation and provide EV with the YTD results on the 10th business day of each month as of the prior month end.

Monthly Tax Reporting for select funds noted on Appendix A.	Prepare a monthly tax provision.

Function	Service
APS Testing	On a daily basis, State Street monitors asset coverage and basic maintenance amount results for compliance with Fund By-laws. Reports are issued weekly to Eaton Vance and monthly to the funds’ rating agencies. Eaton Vance will notify State Street of any changes to testing criteria, provide data not available to State Street for testing eligibility criteria, review and resolve, as necessary, any potential compliance exceptions identified

817(h) Testing	At each fiscal quarter end, State Street will test variable trust funds for compliance with tax diversification requirements of section 817(h) of the Internal Revenue Code. Eaton Vance will review and resolve, as necessary, any potential compliance exceptions identified.

Annual REIT adjustment for Eaton Vance Real Estate Fund.	Calculate and facilitate the booking of REIT adjustment for long-term re-class, return of capital and QDI percentage. Make adjustment to Annual Financial Statement and ensure the tax lot holdings report is adjusted for lot level return of capital.

Administration – Other Treasury Services

Annual Acquired Fund Fees and Expenses Calculation.	For open-ended funds, State Street calculates acquired fund fees and expenses annually in conjunction with the prospectus updates. Eaton Vance reviews and signs-off on the calculations and provides any missing data or methodology decisions to State Street for the calculation. Eaton Vance establishes production calendar and identifies funds that have a prospectus update.

Citibank Conduit Credit Agreement Compliance Reporting	State Street monitors the bank borrowing and 1940 Act asset coverage tests for the Eaton Vance Limited Duration Income Fund, Eaton Vance Senior Income Trust and Senior Debt Portfolio, on a weekly basis and at month end under Citibank Credit Agreements dated April 11, 2008, November 9, 1998 and February 16, 2007, respectively, each as have been and may be amended from time to time. State Street’s monitoring is based upon the pre-programmed asset coverage templates provided by Citibank for the components of the testing. State Street is not performing any monitoring of other credit agreement restrictions.

State Street Bank and Trust Company Credit Agreement Compliance Reporting	State Street monitors the bank borrowing base and 1940 Act asset coverage tests for the Eaton Vance Short Duration Diversified Income Fund, Eaton Vance Senior Floating-Rate Income Trust and Eaton Vance Floating Rate Income Trust, on a weekly basis and at month end, under State Street Credit Agreements dated February 9, 2009, March 31, 2009 and March 31, 2009, respectively, each as have been and may be amended from time to time. State Street’s monitoring is based upon Annex 1 to Exhibit D, “Form of Borrowing Base Report” as referenced in each Credit Agreement. State Street is not performing any monitoring of other credit agreement restrictions.

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